Exhibit 99.1

Hain Celestial Reports Third Quarter Fiscal Year 2021 Financial Results

244 Basis Point Expansion of Gross Margin

Net Income Growth of 37%

Adjusted EBITDA Growth of 22%

Gross Margin Improvement and Adjusted EBITDA Growth Expected to Continue

Lake Success, NY, May 6, 2021—The Hain Celestial Group, Inc. (Nasdaq: HAIN) (“Hain Celestial”, “Hain” or the “Company”), a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East providing consumers with A Healthier Way of Life™, today reported financial results for the third quarter ended March 31, 2021. The results contained herein are presented with the Hain Pure Protein and Tilda operating segments being treated as discontinued operations. All growth comparisons are against the corresponding prior year period unless otherwise noted.

Mark L. Schiller, Hain Celestial’s President and Chief Executive Officer, commented, “We are pleased with our strong third quarter results. We successfully lapped the March 2020 stock up period to deliver sales in line with our guidance, several hundred basis points of margin improvement and strong adjusted EBITDA growth. I am extremely proud of our team which continues to execute more than a full year into this challenging macro operating environment. As a result, I remain confident we will continue to see growth in our get bigger businesses, solid margin expansion and profit growth as we progress through the remainder of fiscal year 2021.”

FINANCIAL HIGHLIGHTS1

Summary of Third Quarter Results from Continuing Operations2
•    Net sales decreased 11% to $492.6 million compared to the prior year period.
•    When adjusted to exclude the effects of foreign exchange, divestitures and discontinued brands, net sales decreased 6% compared to the prior year period.
•    Gross margin of 26.4%, a 244 basis point increase from the prior year period.
•    Adjusted gross margin of 27.4%, a 317 basis point increase from the prior year period.
•    Operating income of $49.6 million compared to $19.1 million in the prior year period.
•    Adjusted operating income of $59.7 million compared to $45.7 million in the prior year period.
•    Net income of $34.3 million compared to $25.0 million in the prior year period.
•    Adjusted net income of $44.7 million compared to $28.8 million in the prior year period.
•    Adjusted EBITDA of $73.8 million compared to $60.7 million in the prior year period.
•    Adjusted EBITDA margin of 15.0%, a 400 basis point increase compared to the prior year period.
•    Earnings per diluted share (“EPS”) of $0.34 compared to $0.24 in the prior year period.
•    Adjusted EPS of $0.44 compared to $0.28 in the prior year period.
•    Repurchased 0.2 million shares, or 0.2% of the outstanding common stock, at an average price of $41.86 per share.

1This press release includes certain non-GAAP financial measures, which are intended to supplement, not substitute for, comparable GAAP financial measures. Reconciliations of non-GAAP financial measures to GAAP financial measures and other non-GAAP financial calculations are provided herein in the tables.
2Unless otherwise noted all results included in this press release are from continuing operations.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

SEGMENT HIGHLIGHTS FROM CONTINUING OPERATIONS

The Company operates under two reportable segments: North America and International.

North America
North America net sales in the third quarter were $287.5 million, a decrease of 10% compared to the prior year period. When adjusted for foreign exchange, divestitures and discontinued brands, net sales decreased 8% from the prior year period. On an adjusted basis, the decrease was primarily driven by a large program with a wholesale club which was not repeated in the current quarter and pantry stocking in the prior year quarter as a result of stay-at-home orders at the beginning of the COVID-19 pandemic.

Segment gross profit in the third quarter was $78.5 million, a 5% decrease from the prior year period. Adjusted gross profit was $81.8 million, a decrease of 3% from the prior year period. Gross margin was 27.3%, a 152 basis point increase from the prior year period, and adjusted gross margin was 28.4%, a 208 basis point increase from the prior year period.

Segment operating income in the third quarter was $39.5 million, a 37% increase from the prior year period. Adjusted operating income was $43.9 million, a 15% increase from the prior year period.

Adjusted EBITDA in the third quarter was $48.5 million, a 13% increase from the prior year period. As a percentage of sales, North America adjusted EBITDA margin was 16.9%, a 348 basis point increase from the prior year period.

International
International net sales in the third quarter were $205.1 million, a decrease of 12% compared to the prior year period. When adjusted for foreign exchange, divestitures and discontinued brands, net sales decreased 3% compared to the prior year period. On an adjusted basis, the decrease was mainly due to United Kingdom customer inventory reductions that were elevated in Q2 in anticipation of potential Brexit supply disruptions as well as pantry stocking in the prior year quarter as a result of stay-at-home orders at the beginning of the COVID-19 pandemic.

Segment gross profit in the third quarter was $51.4 million, a 3% increase from the prior year period. Adjusted gross profit was $53.3 million, an increase of 7% from the prior year period. Gross margin was 25.1%, a 368 basis point increase from the prior year period, and adjusted gross margin was 26.0%, a 464 basis point increase from the prior year period.

Segment operating income in the third quarter was $26.8 million, a 44% increase from the prior year period. Adjusted operating income was $29.6 million, an increase of 28% from the prior year period.

Adjusted EBITDA in the third quarter was $36.7 million, a 19% increase from the prior year period. As a percentage of sales, International adjusted EBITDA margin was 17.9%, a 463 basis point increase from the prior year period.

CAPITAL MANAGEMENT

During the third quarter of fiscal year 2021, the Company repurchased 0.2 million shares, or 0.2% of the outstanding common stock, at an average price of $41.86 per share for a total of $8.6 million, excluding commissions under our share repurchase program. As of March 31, 2021, the Company had remaining authorization of $109.5 million under this program.

SALE OF NORTH AMERICA NON-DAIRY BEVERAGES BRANDS, DREAM® AND WESTSOY®

On April 15, 2021, the Company completed the divestiture of its North America non-dairy beverages brands, Dream® and WestSoy®, to SunOpta Inc. for $33 million subject to customary post-closing adjustments.

FISCAL YEAR 2021 GUIDANCE

The Company reaffirms its expectation for gross and adjusted EBITDA margin expansion as well as strong double-digit adjusted EBITDA and operating free cash flow growth for fiscal year 2021. For the fourth quarter fiscal year 2021, in comparison to the prior year period, the Company expects (a) strong gross margin and EBITDA margin improvement, (b) adjusted EBITDA growth near 10% and (c) 5% to 8% decline in net sales when adjusted for foreign

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

exchange, divestitures and discontinued brands. Compared to the fourth quarter of fiscal year 2019, we expect mid-single digit growth in net sales when adjusted for foreign exchange, divestitures and discontinued brands.

Contacts:
Chris Mandeville and Anna Kate Heller
ICR
hain@icrinc.com

Webcast Presentation
Hain Celestial will host a conference call and webcast today at 8:30 AM Eastern Time to discuss its results and business outlook. The call will be webcast and the accompanying presentation will be available under the Investor Relations section of the Company’s website at www.hain.com.

About The Hain Celestial Group, Inc.
The Hain Celestial Group (Nasdaq: HAIN), headquartered in Lake Success, NY, is a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East. Hain Celestial participates in many natural categories with well-known brands that include Celestial Seasonings®, Clarks™, Cully & Sully®, Earth's Best®, Ella's Kitchen®, Farmhouse Fare™, Frank Cooper's®, GG UniqueFiber®, Gale's®, Garden of Eatin'®, Hain Pure Foods®, Hartley's®, Health Valley®, Imagine®, Joya®, Lima®, Linda McCartney's®™ (under license), MaraNatha®, Natumi®, New Covent Garden Soup Co.®, Robertson's®, Sensible Portions®, Spectrum®, Sun-Pat®, Terra®, The Greek Gods®, William's™, Yorkshire Provender® and Yves Veggie Cuisine®. The Company's personal care products are marketed under the Alba Botanica®, Avalon Organics®, Earth's Best®, JASON®, Live Clean®, One Step® and Queen Helene® brands.

Safe Harbor Statement
Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan,” “continue,” “expect,” “anticipate,” “intend,” “predict,” “project,” “estimate,” “likely,” “believe,” “might,” “seek,” “may,” “will,” “remain,” “potential,” “can,” “should,” “could,” “future” and similar expressions, or the negative of those expressions, or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of the Company’s strategic initiatives, including productivity and transformation, the Company’s guidance for fiscal year 2021 and our future performance and results of operations.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Such factors include, among others, challenges and uncertainty resulting from the COVID-19 pandemic, the impact of competitive products and changes to the competitive environment, changes to consumer preferences, general economic and financial market conditions, potential legal claims and other risks relating to regulatory requirements, government investigations and other regulatory enforcement actions, the United Kingdom’s exit from the European Union, consolidation of customers or the loss of a significant customer, reliance on independent distributors, risks associated with our international sales and operations, our ability to manage our supply chain effectively, volatility in the cost of commodities, ingredients, freight and fuel, our ability to implement cost savings initiatives, the impact of our debt covenants, the potential discontinuation of LIBOR, our ability to manage our financial reporting and internal control system processes, costs incurred due to pending and future litigation, potential liability, including in connection with indemnification obligations to our former officers and members of our Board of Directors that may not be covered by insurance, potential liability if our products cause illness or physical harm, impairments in the carrying value of goodwill or other intangible assets, our ability to consummate divestitures, the availability of organic ingredients, disruption of operations at our manufacturing facilities, loss of one or more independent co-packers, disruption of our transportation systems, risks relating to the protection of intellectual property, the risk of liabilities and claims with respect to environmental matters, the reputation of our brands, our reliance on independent certification for a number of our products, and other risks detailed from time-to-time in the Company’s reports filed with the United States Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

our subsequent reports on Forms 10-Q and 8-K. As a result of the foregoing and other factors, the Company cannot provide any assurance regarding future results, levels of activity and achievements of the Company, and neither the Company nor any person assumes responsibility for the accuracy and completeness of these statements. All forward-looking statements contained herein apply as of the date hereof or as of the date they were made and, except as required by applicable law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors or new methods, future events or other changes.

Non-GAAP Financial Measures
This press release and the accompanying tables include non-GAAP financial measures, including adjusted operating income and its related margin, adjusted gross margin, adjusted net income, adjusted earnings per diluted share, net sales adjusted for the impact of foreign exchange, divestitures and discontinued brands, adjusted EBITDA and its related margin and operating free cash flow. The reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures are provided herein in the tables. Management believes that the non-GAAP financial measures presented provide useful additional information to investors about current trends in the Company’s operations and are useful for period-over-period comparisons of operations. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. They should be read only in connection with the Company’s Consolidated Statements of Operations and Cash Flows presented in accordance with GAAP.

Certain forward-looking non-GAAP financial measures included in this press release are not reconciled to the comparable forward-looking GAAP financial measures. The Company is not able to reconcile these forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures without unreasonable efforts because the Company is unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures but would not impact the non-GAAP measures. Such items may include income taxes, interest expense, stock-based compensation, impairments, gains or losses on sales of businesses, foreign exchange movements and other items. The unavailable information could have a significant impact on the Company’s GAAP financial results.

The Company believes presenting net sales at constant currency provides useful information to investors because it provides transparency to underlying performance in the Company’s consolidated net sales by excluding the effect that foreign currency exchange rate fluctuations have on period-to-period comparability given the volatility in foreign currency exchange markets. To present this information for historical periods, current period net sales for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average monthly exchange rates in effect during the corresponding period of the prior fiscal year, rather than at the actual average monthly exchange rate in effect during the current period of the current fiscal year. As a result, the foreign currency impact is equal to the current year results in local currencies multiplied by the change in average foreign currency exchange rate between the current fiscal period and the corresponding period of the prior fiscal year.

The Company provides net sales adjusted for the impact of foreign currency, divestitures and discontinued brands to understand the growth rate of net sales excluding the impact of such items. The Company’s management believes net sales adjusted for such items is useful to investors because it enables them to better understand the growth of our business from period-to-period.

The Company defines adjusted EBITDA as net income (loss) before income taxes, net interest expense, depreciation and amortization, equity in net (income) loss of equity-method investees, stock-based compensation, net, unrealized currency gains and losses, productivity and transformation costs, proceeds from an insurance claim, impairment of long-lived assets and intangibles, warehouse and manufacturing consolidation and other costs, gains or losses on sales of businesses, litigation and related expenses, plant closure related costs, SKU rationalization and inventory write-downs and other adjustments. The Company’s management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company as well as a component of performance-based executive compensation.

The Company defines operating free cash flow as cash provided by or used in operating activities from continuing operations (a GAAP measure) less purchases of property, plant and equipment. The Company views operating free cash flow as an important measure because it is one factor in evaluating the amount of cash available for discretionary investments.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Balance Sheets
(unaudited and in thousands)

	March 31, 2021	June 30, 2020
ASSETS
Current assets:
Cash and cash equivalents	$53,014	$37,771
Accounts receivable, net	190,737	170,969
Inventories	313,898	248,170
Prepaid expenses and other current assets	38,648	95,690
Assets held for sale	—	8,334
Total current assets	596,297	560,934
Property, plant and equipment, net	311,342	289,256
Goodwill	877,723	861,958
Trademarks and other intangible assets, net	324,791	346,462
Investments and joint ventures	17,342	17,439
Operating lease right-of-use assets	90,130	88,165
Other assets	22,263	24,238
Total assets	$2,239,888	$2,188,452

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$210,223	$171,009
Accrued expenses and other current liabilities	120,498	124,045
Current portion of long-term debt	699	1,656
Liabilities related to assets held for sale	—	3,567
Total current liabilities	331,420	300,277
Long-term debt, less current portion	255,540	281,118
Deferred income taxes	36,103	51,849
Operating lease liabilities, noncurrent portion	83,564	82,962
Other noncurrent liabilities	31,579	28,692
Total liabilities	738,206	744,898
Total stockholders' equity	1,501,682	1,443,554
Total liabilities and stockholders' equity	$2,239,888	$2,188,452

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Operations
(unaudited and in thousands, except per share amounts)

	Third Quarter		Third Quarter Year to Date
	2021	2020	2021	2020

Net sales	$492,604	$553,297	$1,519,649	$1,542,157
Cost of sales	362,698	420,902	1,140,614	1,206,324
Gross profit	129,906	132,395	379,035	335,833
Selling, general and administrative expenses	74,223	85,447	236,995	245,205
Amortization of acquired intangible assets	2,145	3,174	6,771	9,446
Productivity and transformation costs	4,553	11,514	12,371	37,949
Proceeds from insurance claim	(592)	(400)	(592)	(2,962)
Long-lived asset and intangibles impairment	—	13,525	57,676	15,414
Operating income	49,577	19,135	65,814	30,781
Interest and other financing expense, net	2,030	4,037	6,820	15,068
Other expense (income), net	1,566	(260)	(852)	2,312
Income from continuing operations before income taxes and equity in net (income) loss of equity-method investees	45,981	15,358	59,846	13,401
Provision (benefit) for income taxes	11,797	(10,242)	33,197	(9,753)
Equity in net (income) loss of equity-method investees	(70)	564	1,025	1,219
Net income from continuing operations	$34,254	$25,036	$25,624	$21,935
Net (loss) income from discontinued operations, net of tax	—	(697)	11,255	(105,581)
Net income (loss)	$34,254	$24,339	$36,879	$(83,646)

Net income (loss) per common share:
Basic net income per common share from continuing operations	$0.34	$0.24	$0.25	$0.21
Basic net (loss) income per common share from discontinued operations	—	(0.01)	0.11	(1.01)
Basic net income (loss) per common share	$0.34	$0.23	$0.36	$(0.80)

Diluted net income per common share from continuing operations	$0.34	$0.24	$0.25	$0.21
Diluted net (loss) income per common share from discontinued operations	—	(0.01)	0.11	(1.01)
Diluted net income (loss) per common share	$0.34	$0.23	$0.36	$(0.80)

Shares used in the calculation of net income (loss) per common share:
Basic	99,831	104,032	100,502	104,192
Diluted	101,596	104,337	101,385	104,489

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Cash Flows
(unaudited and in thousands)

	Third Quarter		Third Quarter Year to Date
	2021	2020	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$34,254	$24,339	$36,879	$(83,646)
Net (loss) income from discontinued operations, net of tax	—	(697)	11,255	(105,581)
Net income from continuing operations	34,254	25,036	25,624	21,935
Adjustments to reconcile net income from continuing operations to net cash provided by operating activities from continuing operations:
Depreciation and amortization	12,814	12,927	37,768	40,069
Deferred income taxes	3,124	(3,880)	3,216	(9,035)
Equity in net (income) loss of equity-method investees	(70)	564	1,025	1,219
Stock-based compensation, net	3,698	3,761	11,888	9,581
Long-lived asset and intangibles impairment	—	13,525	57,676	15,414
Other non-cash items, net	2,259	(326)	494	2,335
(Decrease) increase in cash attributable to changes in operating assets and liabilities:
Accounts receivable	(11,198)	(38,410)	(20,721)	(30,870)
Inventories	(1,792)	37,891	(60,304)	47,280
Other current assets	769	8,407	56,487	10,302
Other assets and liabilities	85	76	(952)	(1,166)
Accounts payable and accrued expenses	(1,956)	(12,627)	34,316	(42,972)
Net cash provided by operating activities from continuing operations	41,987	46,944	146,517	64,092
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment	(23,391)	(17,624)	(53,062)	(46,961)
Proceeds from sale of businesses, net and other	22,667	1,308	27,094	14,428
Net cash used in investing activities from continuing operations	(724)	(16,316)	(25,968)	(32,533)
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under bank revolving credit facility	56,000	50,000	206,000	197,000
Repayments under bank revolving credit facility	(94,000)	(9,000)	(231,000)	(254,500)
Repayments under term loan	—	—	—	(206,250)
(Repayments) proceeds from discontinued operations entities	—	(4,682)	—	305,247
Repayments of other debt, net	(206)	(1,001)	(1,917)	(1,502)
Share repurchases	(8,562)	(57,406)	(80,298)	(57,406)
Shares withheld for payment of employee payroll taxes	(2,018)	(522)	(3,741)	(1,506)
Net cash used in financing activities from continuing operations	(48,786)	(22,611)	(110,956)	(18,917)
Effect of exchange rate changes on cash from continuing operations	(84)	(3,492)	5,650	(2,110)
CASH FLOWS FROM DISCONTINUED OPERATIONS
Cash used in operating activities	—	(459)	—	(6,146)
Cash (used in) provided by investing activities	—	(4,223)	—	297,592
Cash provided by (used in) financing activities	—	4,682	—	(299,418)
Effect of exchange rate changes on cash from discontinued operations	—	—	—	(537)
Net cash flows used in discontinued operations	—	—	—	(8,509)
Net (decrease) increase in cash and cash equivalents	(7,607)	4,525	15,243	2,023
Cash and cash equivalents at beginning of period	60,621	37,024	37,771	39,526
Cash and cash equivalents at end of period	$53,014	$41,549	$53,014	$41,549

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales, Gross Profit and Operating Income (Loss) by Segment
(unaudited and in thousands)

	North America	International	Corporate/Other	Hain Consolidated
Net Sales
Net sales - Q3 FY21	$287,500	$205,104	$—	$492,604
Net sales - Q3 FY20	$320,440	$232,857	$—	$553,297
% change - FY21 net sales vs. FY20 net sales	(10.3)%	(11.9)%		(11.0)%

Gross Profit
Q3 FY21
Gross profit	$78,513	$51,393	$—	$129,906
Non-GAAP adjustments (1)	3,272	1,954	—	5,226
Adjusted gross profit	$81,785	$53,347	$—	$135,132
Gross margin	27.3%	25.1%		26.4%
Adjusted gross margin	28.4%	26.0%		27.4%

Q3 FY20
Gross profit	$82,626	$49,769	$—	$132,395
Non-GAAP adjustments (1)	1,873	—	—	1,873
Adjusted gross profit	$84,499	$49,769	$—	$134,268
Gross margin	25.8%	21.4%		23.9%
Adjusted gross margin	26.4%	21.4%		24.3%

Operating income (loss)
Q3 FY21
Operating income (loss)	$39,492	$26,774	$(16,689)	$49,577
Non-GAAP adjustments (1)	4,438	2,798	2,856	10,092
Adjusted operating income (loss)	$43,930	$29,572	$(13,833)	$59,669
Operating income margin	13.7%	13.1%		10.1%
Adjusted operating income margin	15.3%	14.4%		12.1%

Q3 FY20
Operating income (loss)	$28,873	$18,660	$(28,398)	$19,135
Non-GAAP adjustments (1)	9,202	4,512	12,824	26,538
Adjusted operating income (loss)	$38,075	$23,172	$(15,574)	$45,673
Operating income margin	9.0%	8.0%		3.5%
Adjusted operating income margin	11.9%	10.0%		8.3%

(1) See accompanying table "Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS"

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales, Gross Profit and Operating Income (Loss) by Segment
(unaudited and in thousands)

	North America	International	Corporate/Other	Hain Consolidated
Net Sales
Net sales - Q3 FY21 YTD	$850,780	$668,869	$—	$1,519,649
Net sales - Q3 FY20 YTD	$872,834	$669,323	$—	$1,542,157
% change - FY21 net sales vs. FY20 net sales	(2.5)%	(0.1)%		(1.5)%

Gross Profit
Q3 FY21 YTD
Gross profit	$231,813	$147,222	$—	$379,035
Non-GAAP adjustments (1)	6,438	3,869	—	10,307
Adjusted gross profit	$238,251	$151,091	$—	$389,342
Gross margin	27.2%	22.0%		24.9%
Adjusted gross margin	28.0%	22.6%		25.6%

Q3 FY20 YTD
Gross profit	$209,956	$125,877	$—	$335,833
Non-GAAP adjustments (1)	8,037	2,666	—	10,703
Adjusted gross profit	$217,993	$128,543	$—	$346,536
Gross margin	24.1%	18.8%		21.8%
Adjusted gross margin	25.0%	19.2%		22.5%

Operating income (loss)
Q3 FY21 YTD
Operating income (loss)	$105,188	$8,144	$(47,518)	$65,814
Non-GAAP adjustments (1)	8,929	63,792	7,981	80,702
Adjusted operating income (loss)	$114,117	$71,936	$(39,537)	$146,516
Operating income margin	12.4%	1.2%		4.3%
Adjusted operating income margin	13.4%	10.8%		9.6%

Q3 FY20 YTD
Operating income (loss)	$64,067	$40,666	$(73,952)	$30,781
Non-GAAP adjustments (1)	18,063	10,503	32,775	61,341
Adjusted operating income (loss)	$82,130	$51,169	$(41,177)	$92,122
Operating income margin	7.3%	6.1%		2.0%
Adjusted operating income margin	9.4%	7.6%		6.0%

(1) See accompanying table "Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS"

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS
(unaudited and in thousands, except per share amounts)

	Third Quarter
	2021 GAAP	Adjustments	2021 Adjusted	2020 GAAP	Adjustments	2020 Adjusted
Net sales	$492,604	$—	$492,604	$553,297	$—	$553,297
Cost of sales	362,698	(5,226)	357,472	420,902	(1,873)	419,029
Gross profit	129,906	5,226	135,132	132,395	1,873	134,268
Operating expenses (a)	76,398	(905)	75,463	102,146	(13,551)	88,595
Productivity and transformation costs	4,553	(4,553)	—	11,514	(11,514)	—
Proceeds from insurance claim	(592)	592	—	(400)	400	—
Operating income	49,577	10,092	59,669	19,135	26,538	45,673
Interest and other expense (income), net (b)	3,596	(2,346)	1,250	3,777	679	4,456
Provision (benefit) for income taxes	11,797	1,950	13,747	(10,242)	22,129	11,887
Net income from continuing operations	34,254	10,488	44,742	25,036	3,730	28,766
Net (loss) income from discontinued operations, net of tax	—	—	—	(697)	697	—
Net income	34,254	10,488	44,742	24,339	4,427	28,766

Diluted net income per common share from continuing operations	0.34	0.10	0.44	0.24	0.04	0.28
Diluted net (loss) income per common share from discontinued operations	—	—	—	(0.01)	0.01	—
Diluted net income per common share	0.34	0.10	0.44	0.23	0.05	0.28

(a) Operating expenses include amortization of acquired intangibles, selling, general and administrative expenses and long-lived asset and intangibles impairment.
(b) Interest and other expense (income), net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS
(unaudited and in thousands)

Detail of Adjustments:
	Q3 FY21	Q3 FY20
Warehouse/manufacturing consolidation and other costs	$3,560	$511
Plant closure related costs	1,666	—
SKU rationalization and inventory write-down	—	1,362
Cost of sales	5,226	1,873

Gross profit	5,226	1,873

Litigation and related expenses	644	—
Warehouse/manufacturing consolidation and other costs	263	26
Plant closure related costs	(2)	—
Long-lived asset impairment	—	5,875
Intangibles impairment	—	7,650
Operating expenses (a)	905	13,551

Productivity and transformation costs	4,553	11,514
Productivity and transformation costs	4,553	11,514

Proceeds from insurance claim	(592)	(400)
Proceeds from insurance claim	(592)	(400)

Operating income	10,092	26,538

Unrealized currency losses (gains)	442	(1,011)
Loss on sale of businesses	1,904	332
Interest and other expense (income), net (b)	2,346	(679)

Income tax related adjustments	(1,950)	(22,129)
Benefit for income taxes	(1,950)	(22,129)

Net income from continuing operations	$10,488	$3,730

(a) Operating expenses include amortization of acquired intangibles, selling, general and administrative expenses and long-lived asset and intangibles impairment.
(b) Interest and other expense (income), net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS
(unaudited and in thousands, except per share amounts)

	Third Quarter Year to Date
	2021 GAAP	Adjustments	2021 Adjusted	2020 GAAP	Adjustments	2020 Adjusted
Net sales	$1,519,649	$—	$1,519,649	$1,542,157	$—	$1,542,157
Cost of sales	1,140,614	(10,307)	1,130,307	1,206,324	(10,703)	1,195,621
Gross profit	379,035	10,307	389,342	335,833	10,703	346,536
Operating expenses (a)	301,442	(58,616)	242,826	270,065	(15,651)	254,414
Productivity and transformation costs	12,371	(12,371)	—	37,949	(37,949)	—
Proceeds from insurance claim	(592)	592	—	(2,962)	2,962	—
Operating income	65,814	80,702	146,516	30,781	61,341	92,122
Interest and other expense (income), net (b)	5,968	(758)	5,210	17,380	(3,278)	14,102
Provision (benefit) for income taxes	33,197	215	33,412	(9,753)	31,818	22,065
Net income from continuing operations	25,624	81,245	106,869	21,935	32,801	54,736
Net income (loss) from discontinued operations, net of tax	11,255	(11,255)	—	(105,581)	105,581	—
Net income (loss)	36,879	69,990	106,869	(83,646)	138,382	54,736

Diluted net income per common share from continuing operations	0.25	0.80	1.05	0.21	0.31	0.52
Diluted net income (loss) per common share from discontinued operations	0.11	(0.11)	—	(1.01)	1.01	—
Diluted net income (loss) per common share	0.36	0.69	1.05	(0.80)	1.32	0.52

(a) Operating expenses include amortization of acquired intangibles, selling, general and administrative expenses and long-lived asset and intangibles impairment.
(b) Interest and other expense (income), net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS
(unaudited and in thousands)

Detail of Adjustments:
	Q3 FY21 YTD	Q3 FY20 YTD
Warehouse/manufacturing consolidation and other costs	$7,275	$2,866
Plant closure related costs	2,721	2,559
SKU rationalization and inventory write-down	311	5,278
Cost of sales	10,307	10,703

Gross profit	10,307	10,703

Long-lived asset impairment	57,676	5,875
Litigation and related expenses	644	48
Warehouse/manufacturing consolidation and other costs	263	189
Plant closure related costs	33	—
Intangibles impairment	—	9,539
Operating expenses (a)	58,616	15,651

Productivity and transformation costs	12,371	37,949
Productivity and transformation costs	12,371	37,949

Proceeds from insurance claim	(592)	(2,962)
Proceeds from insurance claim	(592)	(2,962)

Operating income	80,702	61,341

Unrealized currency (gains) losses	(535)	188
Loss on sale of businesses	1,293	2,115
Deferred financing cost write-off	—	975
Interest and other expense (income), net (b)	758	3,278

Income tax related adjustments	(215)	(31,818)
Provision (benefit) for income taxes	(215)	(31,818)

Net income from continuing operations	$81,245	$32,801

(a) Operating expenses include amortization of acquired intangibles, selling, general and administrative expenses and long-lived asset and intangibles impairment.
(b) Interest and other expense (income), net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted Net Sales Growth
(unaudited and in thousands)

Q3 FY21	North America	International	Hain Consolidated
Net sales	$287,500	$205,104	$492,604
Divestitures and discontinued brands	(320)	(4,144)	(4,464)
Impact of foreign currency exchange	(2,042)	(15,428)	(17,470)
Net sales on a constant currency basis adjusted for divestitures and discontinued brands	$285,138	$185,532	$470,670

Q3 FY20
Net sales	$320,440	$232,857	$553,297
Divestitures and discontinued brands	(10,717)	(42,462)	(53,179)
Net sales adjusted for divestitures and discontinued brands	$309,723	$190,395	$500,118

Net sales decline	(10.3)%	(11.9)%	(11.0)%
Impact of divestitures and discontinued brands	3.0%	15.9%	8.2%
Impact of foreign currency exchange	(0.6)%	(6.6)%	(3.2)%
Net sales decline on a constant currency basis adjusted for divestitures and discontinued brands	(7.9)%	(2.6)%	(6.0)%

Q3 FY21 YTD	North America	International	Hain Consolidated
Net sales	$850,780	$668,869	$1,519,649
Divestitures and discontinued brands	(4,105)	(5,052)	(9,157)
Impact of foreign currency exchange	(2,144)	(35,133)	(37,277)
Net sales on a constant currency basis adjusted for divestitures and discontinued brands	$844,531	$628,684	$1,473,215

Q3 FY20 YTD
Net sales	$872,834	$669,323	$1,542,157
Divestitures and discontinued brands	(44,120)	(48,122)	(92,242)
Net sales adjusted for divestitures and discontinued brands	$828,714	$621,201	$1,449,915

Net sales decline	(2.5)%	(0.1)%	(1.5)%
Impact of divestitures and discontinued brands	4.7%	6.5%	5.5%
Impact of foreign currency exchange	(0.2)%	(5.2)%	(2.4)%
Net sales growth on a constant currency basis adjusted for divestitures and discontinued brands	2.0%	1.2%	1.6%

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted EBITDA
(unaudited and in thousands)

	Third Quarter		Third Quarter Year to Date
	2021	2020	2021	2020

Net income (loss)	$34,254	$24,339	$36,879	$(83,646)
Net (loss) income from discontinued operations, net of tax	—	(697)	11,255	(105,581)
Net income from continuing operations	$34,254	$25,036	$25,624	$21,935

Provision (benefit) for income taxes	11,797	(10,242)	33,197	(9,753)
Interest expense, net	1,327	3,332	4,781	11,884
Depreciation and amortization	12,814	12,927	37,768	40,069
Equity in net (income) loss of equity-method investees	(70)	564	1,025	1,219
Stock-based compensation, net	3,698	3,761	11,888	9,581
Unrealized currency losses (gains)	442	(1,011)	(535)	188
Productivity and transformation costs	3,915	10,967	10,428	37,402
Proceeds from insurance claim	(592)	(400)	(592)	(2,962)
Long-lived asset and intangibles impairment	—	13,525	57,676	15,414
Warehouse/manufacturing consolidation and other costs	3,598	537	7,313	3,055
Loss on sale of businesses	1,904	332	1,293	2,115
Litigation and related expenses	644	—	644	48
Plant closure related costs	21	—	17	2,354
SKU rationalization and inventory write-down	—	1,362	311	5,278
Adjusted EBITDA	$73,752	$60,690	$190,838	$137,827

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted EBITDA and Adjusted EBITDA Margin by Segment
(unaudited and in thousands)

Q3 FY21	North America	International	Corporate/Other	Hain Consolidated
Operating income (loss)	$39,492	$26,774	$(16,689)	$49,577
Depreciation and amortization	4,432	7,688	694	12,814
Productivity and transformation costs	1,129	621	2,165	3,915
Proceeds from insurance claim	—	—	(592)	(592)
Warehouse/manufacturing consolidation and other costs	2,591	1,007	—	3,598
Plant closure related costs	21	—	—	21
Loss on sale of businesses	—	1,050	854	1,904
Litigation and related expenses	—	—	644	644
Other	842	(394)	1,423	1,871
Adjusted EBITDA	$48,507	$36,746	$(11,501)	$73,752

Net sales	$287,500	$205,104		$492,604
Adjusted EBITDA margin	16.9%	17.9%		15.0%

Q3 FY20	North America	International	Corporate/Other	Hain Consolidated
Operating income (loss)	$28,873	$18,660	$(28,398)	$19,135
Depreciation and amortization	4,240	7,993	694	12,927
Productivity and transformation costs	5,000	941	5,026	10,967
Proceeds from insurance claim	—	—	(400)	(400)
Long-lived asset and intangibles impairment	2,303	3,571	7,651	13,525
SKU rationalization and inventory write-down	1,362	—	—	1,362
Warehouse/manufacturing consolidation and other costs	537	—	—	537
Loss on sale of businesses	253	—	79	332
Other	352	(238)	2,191	2,305
Adjusted EBITDA	$42,920	$30,927	$(13,157)	$60,690

Net sales	$320,440	$232,857		$553,297
Adjusted EBITDA margin	13.4%	13.3%		11.0%

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted EBITDA and Adjusted EBITDA Margin by Segment
(unaudited and in thousands)

Q3 FY21 YTD	North America	International	Corporate/Other	Hain Consolidated
Operating income (loss)	$105,188	$8,144	$(47,518)	$65,814
Depreciation and amortization	12,693	22,969	2,106	37,768
Productivity and transformation costs	2,434	3,595	4,399	10,428
Proceeds from insurance claim	—	—	(592)	(592)
Long-lived asset impairment	(11)	56,104	1,583	57,676
Warehouse/manufacturing consolidation and other costs	4,413	2,900	—	7,313
SKU rationalization and inventory write-down	311	—	—	311
Loss (gain) on sale of businesses	205	(294)	1,382	1,293
Litigation and related expenses	—	—	644	644
Plant closure related costs	(7)	24	—	17
Other	2,002	2,181	5,983	10,166
Adjusted EBITDA	$127,228	$95,623	$(32,013)	$190,838

Net sales	$850,780	$668,869		$1,519,649
Adjusted EBITDA margin	15.0%	14.3%		12.6%

Q3 FY20 YTD	North America	International	Corporate/Other	Hain Consolidated
Operating income (loss)	$64,067	$40,666	$(73,952)	$30,781
Depreciation and amortization	12,789	24,258	3,022	40,069
Productivity and transformation costs	7,500	4,269	25,633	37,402
Proceeds from insurance claim	—	—	(2,962)	(2,962)
Long-lived asset and intangibles impairment	2,303	3,571	9,540	15,414
SKU rationalization and inventory write-down	5,099	179	—	5,278
Warehouse/manufacturing consolidation and other costs	3,055	—	—	3,055
Loss on sale of businesses	2,036	—	79	2,115
Plant closure related costs	72	2,282	—	2,354
Litigation and related expenses	—	—	48	48
Other	180	562	3,531	4,273
Adjusted EBITDA	$97,101	$75,787	$(35,061)	$137,827

Net sales	$872,834	$669,323		$1,542,157
Adjusted EBITDA margin	11.1%	11.3%		8.9%

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Operating Free Cash Flow
(unaudited and in thousands)

	Third Quarter		Third Quarter Year to Date
	2021	2020	2021	2020

Net cash provided by operating activities from continuing operations	$41,987	$46,944	$146,517	$64,092
Purchases of property, plant and equipment	(23,391)	(17,624)	(53,062)	(46,961)
Operating free cash flow from continuing operations	$18,596	$29,320	$93,455	$17,131

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com